UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 24, 2018

Date of report (Date of earliest event reported)

NEW ULM TELECOM, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street

New Ulm, MN 56073

(Address of principal executive offices, including zip code)

(507) 354-4111

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR   240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or  Rule 12b-2 of the Securities Exchange Act of 1934

         Emerging growth company  Yes  ☐ No  ☒

Item 5.07 – Submission of Matters to a Vote of Security Holders

New Ulm Telecom, Inc.’s (“NU Telecom”) Annual Meeting of Shareholders was held on May 24, 2018. Proxies representing 3,580,940 shares, or 69.34% of the 5,164,274 outstanding shares entitled to vote were present at the Annual Meeting, which constituted a quorum. The shareholder voting results for the election of three directors and the ratification of the appointment of NU Telecom’s independent registered public accounting firm are presented as follows:

Proposal 1. The following three directors were elected to serve until the 2021 Annual Meeting and until the election and qualification of their respective successors, as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes

Dennis E. Miller	2,244,955	69,776	1,266,209
Wesley E. Schultz	2,135,622	179,109	1,266,209
Suzanne M. Spellacy	2,244,011	70,720	1,266,209

Proposal 2. Shareholders ratified the appointment of Olsen, Thielen & Company, Ltd. as the Company’s  independent registered public accounting firm for the 2018 fiscal year, as follows:

Votes For	Votes Against	Abstentions

3,558,945	16,168	5,827

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Ulm Telecom, Inc.

Date: May 25, 2018	By:	/s/Curtis Kawlewski
Curtis Kawlewski
	Its:	Chief Financial Officer

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